UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment #1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2015

RemSleep Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53450	33-1176182
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

722 50th Street, DesMoines Iowa	50312
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (709) 368-9223

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by RemSleep Holdings, Inc. (the “Company”) on April 1, 2015 (the “Initial 8-K”). This Amendment No. 1 is being filed to provide a revised Exchange Agreement as Exhibt 3 under Item 9.01 of the Initial 8-K and to update the Company's address on the cover page. No other changes have been made to the disclosures included in the Initial 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibits

      No.   Exhibits

      ---   --------

      3.   Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated April 2, 2015

RemSleep Holdings, Inc.

By: /s/ Ken Stead

       Ken Stead, President and

       Chief Executive Officer

EXHIBIT INDEX

      No.   Exhibits

      ---   --------

      3.   Exchange Agreement

4